                                                                 EXHIBIT 10.38


                                 AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT
                            DATED AS OF MAY 13, 1998


         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT ("Amendment") is made as of September 30, 1998 by and among BRIGHTPOINT, INC., BRIGHTPOINT INTERNATIONAL LTD. (collectively, the "Borrowers"), the guarantors from time to time party thereto (the "Guarantors"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as syndication agent (the "Syndication Agent"), and NBD BANK, N.A., in its individual capacity as a Lender and as administrative agent (the "Administrative Agent"; and together with the Syndication Agent, the "Agents") on behalf of the Lenders under that certain Amended and Restated Multicurrency Credit Agreement dated as of May 13, 1998 by and among the Borrowers, the Guarantors, the Lenders and the Agents, as amended by Amendment No. 1 thereto dated as of October 19, 1998 (as amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents are parties to the Credit Agreement;

         WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

         WHEREAS, the Lenders and the Agents are willing to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agents have agreed to the following amendment to the Credit Agreement.

    1. Amendment to Credit Agreement. Effective as of September 30, 1998 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 6.4(F) the Credit Agreement is hereby amended to delete the figure "$25,000,000" in clause (a) thereof and to substitute the figure "$31,000,000" therefor.

    2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of September 30, 1998, if, and only if, the Administrative Agent shall have received each of the following:

         (a) duly executed originals of this Amendment from the Borrowers, the Guarantors and the Required Lenders; and

         (b) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

    3. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

         (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

         (b) Upon the effectiveness of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Loan Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

    4.   Reference to the Effect on the Credit Agreement.

         (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

         (b) Except as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

    5. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the

Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

    6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

    7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Administrative Agent thereof.

    9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

    10. Reaffirmation of Guaranties and other Loan Documents. Each of the Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, this Amendment has been duly executed as Signature Page Brightpoint, Inc. Amendment to Credit Agreement of the day and year first above written.


                        BRIGHTPOINT, INC.
                         as a Borrower and Guarantor

                        By: /s/ Steven E. Fivel
                            -------------------
                           Name:  Steven E. Fivel
                           Title:  Executive Vice President



                        BRIGHTPOINT INTERNATIONAL LTD.
                         as a Borrower and Guarantor

                        By: /s/ Steven E. Fivel
                           --------------------
                           Name:  Steven E. Fivel
                           Title:  Executive Vice President

                        NBD BANK, N.A.
                         as the Administrative Agent, a Lender and the Swing Line Lender

                        By: /s/ Scott A. Dvornik
                           ---------------------
                           Name:  Scott A. Dvornik
                           Title:  Vice President

                        BANK ONE, INDIANA, NATIONAL
                        ASSOCIATION
                         as the Syndication Agent, an Issuing Lender and as a Lender

                        By:  /s/ William D. Herrick
                            -----------------------
                           Name:  William D. Herrick
                           Title:  Senior Vice President

                    ABN AMRO BANK N.V.
                     as an Alternate Currency Lender


                    By: /s/ Mary L. Honda
                       ------------------
                       Name:  Mary L. Honda
                       Title:  Vice President

                    By: /s/ Joann L. Holman
                       --------------------
                       Name:  Joann L. Holman
                       Title:  Vice President

                    BANK BOSTON, N.A.
                     as a Lender and an Alternate Currency Lender

                    By: /s/ Janet Twomey
                       -----------------
                       Name:  Janet Twomey
                       Title:  Vice President

                    FIRST UNION NATIONAL BANK
                     as a Lender

                    By: /s/ Thomas M. Harper
                       ---------------------
                       Name:  Thomas M. Harper
                       Title:  Vice President

                    SUNTRUST BANK OF CENTRAL FLORIDA,
                    NATIONAL ASSOCIATION
                     as a Lender

                    By: /s/ Christopher A. Black
                       -------------------------
                       Name:  Christopher A. Black
                       Title:  First Vice President

                    THE BANK OF NOVA SCOTIA
                     as a Lender

                    By: /s/ F.C.H. Ashby
                       -----------------
                       Name:  F.C.H. Ashby
                       Title:  Senior Manager Loan Operations

                                     CREDIT LYONNAIS CHICAGO BRANCH
                                        as a Lender

                                     By:  /s/ Peter Kelly
                                        -----------------
                                        Name:  Peter Kelly
                                        Title:  Vice President

                                     THE BANK OF TOKYO-MITSUBISHI, LTD.
                                     CHICAGO BRANCH
                                      as a Lender

                                     By:  /s/ Hajime Watanabe
                                        ---------------------
                                        Name:  Hajime Watanabe
                                        Title:  Deputy General Manager

                                     THE FUJI BANK, LIMITED
                                      as a Lender

                                     By:  /s/ Peter L. Chinnici
                                        -----------------------
                                        Name:  Peter L. Chinnici
                                        Title:  Joint General Manager